Execution Version

FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of July 23, 2012, by and among ASEN 2, CORP., a Delaware corporation (“Company”), PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD., a Cayman Islands corporation (“Opportunities”) and PWCM MASTER FUND LTD., a Cayman Islands corporation, (“PWCM” and together with Opportunities, collectively, “Investor”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Note Purchase Agreement (defined below).

RECITALS

A.           Company, AMERICAN STANDARD ENERGY CORP., a Delaware corporation (“Guarantor”), and Investor entered into that certain Note and Warrant Purchase Agreement dated as of February 9, 2012 (as amended to date and as it may be further, amended, restated, joined, extended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), pursuant to which Investor purchased the Note and the Warrant.

B.           Company and Investor have agreed to amend the Note Purchase Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below and in reliance on the representations and warranties set forth in Section 4 below, the Note Purchase Agreement is hereby amended as of the First Amendment Effective Date (as defined in Section 2) as follows:

(a)          Section 1.1(a) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(a)          On the Closing Date (as defined in Section 1.2) the Company issued to the Investor a promissory note in the amount of $20,000,000, substantially in the form of Exhibit 1.1A attached hereto (the “Initial Note”). On the First Amendment Effective Date, as defined in Section 2 of the First Amendment to the Note and Warrant Purchase Agreement made and entered into as of July 23, 2012 by and among the Company and the Investor (the “First Amendment”), the Company shall amend and restate the Initial Note to increase the outstanding aggregate principal amount of the Initial Note to $25,000,000, substantially in the form of Exhibit 1.1A-2 attached hereto (the “Amended and Restated Note”). The term “Notes” as used herein shall mean the Initial Note delivered on the Closing Date and the Amended and Restated Note to be delivered on the First Amendment Effective Date and shall evidence the advance made by the Investor to the Company pursuant to this Agreement. On the Closing Date, the Guarantor issued to the Investor warrants granting to the Investor the right to purchase the following Warrants (x) (i) Warrant No. 001, for the sale of 1,500,000 shares of Common Stock (as defined below) at a per share exercise price of $2.50 to Pentwater Equity Opportunities Master Fund Ltd. and (ii) Warrant No. 002, for the sale of 1,833,333 shares of Common Stock at a per share exercise price of $2.50 to PWCM Master Fund Ltd., each issued on February 9, 2012 (collectively, the “NPA Warrants”) and (y) (i) Warrant No. 001, for the sale of 400,001 shares of Common Stock at a per share exercise price of $3.00 to PWCM Master Fund Ltd., (ii) Warrant No. 002, for the sale of 1,275,000 shares of Common Stock at a per share exercise price of $3.00 to Pentwater Equity Opportunities Master Fund Ltd., (iii) Warrant No. 003, for the sale of 550,000 shares of Common Stock at a per share exercise price of $3.00 to Oceana Master Fund Ltd. and (iv) Warrant No. 004, for the sale of 274,999 shares of Common Stock at a per share exercise price of $3.00 to LMA SPC for and on behalf of the MAP 98 Segregated Portfolio, each issued on February 9, 2012 (collectively, the “Modification Warrants”, and together with the NPA Warrants, the “Closing Date Warrants”). In consideration of the issuance of the Amended and Restated Note, on the First Amendment Effective Date, the Guarantor shall issue to the Investor warrants (the “First Amendment Effective Date Warrants”) granting to the Investor the right to purchase Eight Hundred Thirty-Three Thousand Three Hundred Thirty-Three (833,333) shares of fully paid and non-assessable Common Stock at a per share exercise price of Two Dollars and 25/100 ($2.25). The terms of the Closing Date Warrants shall be amended pursuant to the terms of that certain Modification Agreement made and entered into as of the First Amendment Effective Date by and among Guarantor and the parties identified as “Holders” on the signature page thereto (the “First Amendment Effective Date Modification Agreement”) to set the exercise price at Two Dollars and 25/100 ($2.25) with an expiration date of June 30, 2019.”

(b)          Section 1.1(b) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(b)          Upon satisfaction of the terms and conditions set forth in Article IV and in reliance on the representations and warranties of the Company and the Guarantor set forth herein and in the other Transaction Documents (as defined in Section 2.1(b)), the Investor, severally and not jointly, shall advance to the Company an amount equal to the Investor’s Commitment Percentage of $20,000,000 as described in this Section 1.1, less (i) the original issue discount set forth below and (ii) the amount of fees and expenses of the Investor the Company is obligated to pay pursuant to Section 7.1. On the First Amendment Effective Date (as defined in the First Amendment) and in reliance on the representations and warranties of the Company and the Guarantor set forth herein and in the other Transaction Documents, the Investor, severally and not jointly, shall advance to the Company an amount equal to the Investor’s Commitment Percentage of $5,000,000 as described in this Section 1.1, less (i) the original issue discount set forth below and (ii) the amount of fees and expenses of the Investor the Company is obligated to pay pursuant to Section 7.1. “Commitment Percentage” of the Investor shall mean the percentage set forth below the Investor’s names on the signature page hereof.”

Conditions. This Amendment shall be effective on the date that each of the following conditions precedent have been met (such date on which such conditions are satisfied being the “First Amendment Effective Date”):

(c)          Investor shall have received a copy of this Amendment executed by Company and Investor;

(d)          Investor shall have received a copy of the Amended and Restated Secured Convertible Promissory Note executed by Company;

(e)          Investor shall have received the First Amendment Effective Date Modification Agreement, dated as of July 23, 2012 executed by Guarantor and the parties identified as “Holders” on the signature page thereto;

(f)          Investor shall have received the Amended and Restated Closing Date Warrants dated July 23, 2012 issued by Guarantor to Investor;

2

(g)          Investor shall have received the First Amendment Effective Date Warrants dated July 23, 2012 issued by Guarantor to Investor;

(h)          Company and Guarantor shall have delivered to Investor secretary’s certificates, dated as of the First Amendment Effective Date, as to (i) the resolutions approving the execution, delivery and performance of the First Amendment Documents (defined below), (ii) the Organizational Documents of Company and Guarantor, each as in effect at the First Amendment Effective Date, (iii) the authority and incumbency of the officers of Company and Guarantor executing the First Amendment Documents and any other documents required to be executed or delivered in connection therewith and (iv) certificates of the appropriate governmental agencies with respect to the existence, qualification and good standing of Company and Guarantor;

(i)          Company and Guarantor shall have delivered to Investor a certificate signed by an executive officer on behalf of Company and Guarantor, respectively, dated the First Amendment Effective Date, confirming the accuracy of Company’s and Guarantor’s representations and warranties as of such date and no Default or Event of Default has occurred or will occur on the First Amendment Effective Date after giving effect to the transactions contemplated by the First Amendment Documents;

(j)          Company shall have paid fees and expenses incurred in connection with this Amendment and the transactions contemplated hereby, to the extent invoiced prior to or on the First Amendment Effective Date; and

(k)          Investor shall have received such other documents as Investor may reasonably request.

Acknowledgement of Company. This Amendment, the Amended and Restated Secured Convertible Promissory Note, the First Amendment Effective Date Modification Agreement, and all other instruments, documents and agreements delivered concurrently herewith or at any time hereafter to or for the benefit of Investor in connection with the transactions contemplated by this Amendment, all as amended, supplemented or modified from time to time (collectively, the “First Amendment Documents”), each constitute a Transaction Document.

Representations and Warranties. Company represents and warrants to Investor that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Company, (c) no other consent of any Person (other than Investor) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Transaction Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Transaction Document to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Investor is required for Investor to rely on the representations and warranties in this Amendment.

3

Scope of Amendment; Reaffirmation; Release. All references to the Note Purchase Agreement shall refer to the Note Purchase Agreement as amended by this Amendment. Except as affected by this Amendment, the Transaction Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Note Purchase Agreement (as amended by this Amendment) and any other Transaction Document, the terms of the Note Purchase Agreement (as amended by this Amendment) shall control and such other document shall be deemed to be amended to conform to the terms of the Note Purchase Agreement (as amended by this Amendment). Company hereby reaffirms its obligations under the Transaction Documents to which it is a party and agrees that all Transaction Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application. Company hereby acknowledges that it has no defense, counterclaim, offset, cross complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay the obligations or to seek affirmative relief or damages of any kind or nature from Investor. Company hereby voluntarily and knowingly releases and forever discharges Investor, its predecessors, agents, attorneys, officers, directors, partners, employees, parent companies, subsidiaries, affiliates, successors and assigns (collectively, the “Specified Persons”, and each individually, a “Specified Person”), from all possible claims, demands, actions, causes of action, damages, costs, expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the First Amendment Effective Date, which Company may now or hereafter have against any Specified Person, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and arising from the obligations, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable, the exercise of any rights and remedies under the Note Purchase Agreement or other Transaction Documents, and negotiation, administration and execution of this Amendment.

Miscellaneous.

(l)          No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Note Purchase Agreement or any other Transaction Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Transaction Documents, or (ii) a waiver of Investor’s right to insist upon future compliance with each term, covenant, condition and provision of the Transaction Documents.

(m)          Form. Each agreement, document, instrument or other writing to be furnished to Investor under any provision of this Amendment must be in form and substance reasonably satisfactory to Investor and its counsel.

(n)          Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Note Purchase Agreement, or the other Transaction Documents.

(o)          Costs, Expenses and Attorneys’ Fees. Company agrees to pay or reimburse Investor on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Investor’s counsel.

(p)          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

4

(q)          Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or by portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Company and Investor.

(r)          Governing Law. This Amendment and the other Transaction Documents must be construed, and their performance enforced, under laws of the State of New York.

(s)          Entirety. The Transaction Documents (as amended hereby) Represent the Final Agreement Between Company and Investor and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following page.]

5

The Amendment is executed as of the date set out in the preamble to this Amendment.

COMPANY:

ASEN 2, CORP.

By:	/s/ Scott Feldhacker
Name: Scott Felhacker
Title: Chief Executive Officer

[Signature Page to First Amendment to Note and Warrant Purchase Agreement]

INVESTOR:

PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD.

By:	/s/ Matt Hall
Name: Matt Hall
Title: Authorized Signatory

PWCM MASTER FUND LTD.

By:	/s/ Matt Hall
Name: Matt Hall
Title: Authorized Signatory

[Signature Page to First Amendment to Note and Warrant Purchase Agreement]

GUARANTOR’S CONSENT AND AGREEMENT TO FIRST AMENDMENT

As an inducement to Investor to execute, and in consideration of Investor’s execution of, this Amendment, the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Note Purchase Agreement, or under any Transaction Documents, or any liens, security interests or charges to secure any of the Guaranteed Obligation (as defined in the Guaranty), all of which are in full force and effect. The undersigned acknowledges that the obligations of Company under the Note Purchase Agreement have increased. The undersigned further represents and warrants to Investor that (a) the representations and warranties in each Transaction Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Transaction Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing. Guarantor hereby releases Investor from any liability for actions or omissions in connection with the Transaction Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned and its permitted assigns and shall inure to the benefit of Investor, and its successors and permitted assigns.

GUARANTOR:

AMERICAN STANDARD ENERGY CORP.

By:	/s/ Scott Feldhacker
Name:	Scott Feldhacker
Title:	Chief Executive Officer

[Signature Page to Guarantor’s Consent and Agreement to First Amendment]